SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) 11/16/04
                                                     --------

                          MANAKOA SERVICES CORPORATION
              _____________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                 ______________________________________________
                 (State or Other Jurisdiction of Incorporation)

            000-27365                                    88-0440528
________________________________________________________________________________
    (Commission File Number)               (I.R.S. Employer Identification No.)

             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
    ________________________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)

                                 (509) 736-7000
               ___________________________________________________
              (Registrant's Telephone Number, Including Area Code)





Section 8 - Other Events

     Item 8.01 Other Events.

On November 16, 2004, Manakoa Services Corporation issued a press Release announcing that the Company is working in connection with Microsoft Corp., surrounding its four new Management Packs for Microsoft Operations Manager (MOM) 2005. These Packs take advantage of the new health state modeling and advanced reporting features in MOM 2005 as applied to specific regulation compliance requirements.


Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit No. Discription
___________ __________________________________________________________________
   99.1 Press Release issued by MANAKOA SERVICE CORPORATION, dated November 16, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 11/22/04                    By: /s/  G. Robert Williams
                                   -----------------------------------------
                                   Name:    G. Robert Williams
                                   Title:   Chief Executive Officer

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